UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2016

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 12, 2016, CytoDyn Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the sale by the Company of 13,333,334 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.75 per share in a registered direct offering. The investors in this offering also received warrants to purchase 6,666,667 shares of Common Stock (the “Warrants”). The aggregate gross proceeds for the sale of the Common Shares and Warrants will be approximately $10.0 million. Subject to certain ownership limitations, the Warrants will be exercisable commencing on the issuance date at an exercise price equal to $1.00 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the date of issuance. The closing of the sales of these securities under the Purchase Agreement is expected to occur on September 15, 2016.

Rodman & Renshaw, a unit of H.C. Wainwright & Co. (the “Placement Agent”), acted as the exclusive placement agent in connection with the offering.

The net proceeds to the Company from the transactions, after deducting the placement agent’s fees and expenses (not including the Placement Agent Warrants, as defined below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $9.0 million. The Company intends to use the net proceeds from the transactions to fund clinical trials for its product candidates and for general corporate purposes.

The securities sold in the offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2016 and subsequently declared effective on September 9, 2016 (File No. 333-213349) (the “Registration Statement”), and the base prospectus dated as of September 9, 2016 contained therein. The Company will file a prospectus supplement with the SEC in connection with the sale of the securities.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Company also entered into an exclusive engagement letter, as amended (the “Engagement Letter”) with the Placement Agent. The engagement letter expires January 16, 2017. The Company has agreed to pay Placement Agent an aggregate fee equal to 8% of the gross proceeds received by the Company from the sale of the securities in the transactions plus a management fee equal to 1% of the gross proceeds from this offering. Pursuant to the Engagement Letter, the Company also agreed to grant to the Placement Agent or its designees warrants to purchase up to 8% of the aggregate number of shares sold in the transactions at an exercise price equal to $0.825 per share (the “Placement Agent Warrants”). The Engagement Letter has a nine-month tail period and a twelve-month right of first offer period, indemnity and other customary provisions for transactions of this nature. The

Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

The forms of the Purchase Agreement and the Warrant, as well as the Engagement Letter, are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The legal opinion and consent of Lowenstein Sandler LLP relating to the securities is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01 with respect to the Placement Agent Warrants.

Item 8.01.	Other Events.

On September 12, 2016, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	4.1	Form of Warrant Agreement of CytoDyn Inc.

	5.1	Opinion of Lowenstein Sandler LLP

	10.1	Form of Securities Purchase Agreement, dated September 12, 2016, by and between CytoDyn Inc. and various purchasers named therein

	10.2	Engagement Letter between CytoDyn Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, dated as of March 29, 2016, as amended

	23.1	Consent of Lowenstein Sandler LLP (included in the opinion of Lowenstein Sandler LLP as Exhibit 5.1)

	99.1	Press Release, dated September 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

September 12, 2016	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description.

4.1	Form of Warrant Agreement of CytoDyn Inc.

5.1	Opinion of Lowenstein Sandler LLP

10.1	Form of Securities Purchase Agreement, dated September 12, 2016, by and between CytoDyn Inc. and various purchasers named therein

10.2	Engagement Letter between CytoDyn Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, dated as of March 29, 2016, as amended

23.1	Consent of Lowenstein Sandler LLP (included in the opinion of Lowenstein Sandler LLP as Exhibit 5.1)

99.1	Press Release, dated September 12, 2016